UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 7, 2007
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-52105 (Commission File Number)	94-3030279 (I.R.S. Employer Identification No.)

27422 Portola Parkway, Suite 350 Foothill Ranch, California (Address of Principal Executive Offices)		92610-2831 (Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement.
On December 7, 2007, Kaiser Aluminum Corporation (the “Company”) and certain subsidiaries of the Company entered into a First Amendment to Senior Secured Revolving Credit Agreement, Consent and Facility Increase with JPMorgan Chase Bank, N. A., as administrative agent and a lender, and the other financial institutions party thereto (the “Amendment”) pursuant to which the lenders agreed to increase the aggregate commitment under the revolving credit facility from $200,000,000 to $265,000,000 (the “Revolving Credit Facility”), effective December 10, 2007. The Revolving Credit Facility matures in July 2011 and will continue to bear interest at a rate equal to either a base rate or LIBOR, at the Company’s option, plus a specified variable percentage determined by reference to the then remaining borrowing availability under the Revolving Credit Facility.
The preceding description of the Amendment is a summary and is qualified in its entirety by the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On December 13, 2007, the Company issued a press release announcing the entry of the Amendment. The Company also announced in this press release the voluntary prepayment of its $50 million term loan. A copy of this press release is attached hereto as Exhibit 99.1.
The information contained in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to liability of that section. In addition, this information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in the filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	First Amendment to Senior Secured Revolving Credit Agreement, Consent and Facility Increase dated as of December 10, 2007.

99.1	Press Release dated December 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
By:	/s/ John M. Donnan
John M. Donnan
Senior Vice President, Secretary and General Counsel

Date: December 13, 2007

EXHBIIT INDEX

Exhibit
Number	Description
10.1	First Amendment to Senior Secured Revolving Credit Agreement, Consent and Facility Increase dated as of December 10, 2007.

99.1	Press Release dated December 13, 2007.